Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
12. SUBSEQUENT EVENTS

In February 2013, the Company announced a broad restructuring program to relocate the Flavors & Fragrances Group headquarters to Chicago, as well as a profit improvement plan across all segments of the Company. The relocation of the Flavors & Fragrances Group headquarters will not impact any of the U.S. Flavors & Fragrances Group production sites.

The profit improvement plan will reduce headcount and consolidate several manufacturing facilities throughout Europe and North America. The Company expects to incur one-time cash costs between $22 million and $24 million and approximately $8 million of one-time non-cash costs related to the write-down of assets during the next twelve months. The Company expects to reduce its annual operating costs by approximately $10 million as a result of these changes.